UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2017

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of Long-Term Incentive Plan

On March 3, 2017, the Board of Directors (the “Board”) of Cloud Peak Energy Inc. (“Cloud Peak Energy”), upon the recommendation of the Compensation Committee of the Board, approved an amendment and restatement (the “Amended LTIP”) of the Cloud Peak Energy Inc. 2009 Long-Term Incentive Plan, effective as of such date.  The Amended LTIP:

•                  extends the minimum one year vesting requirements to all types of awards;

•                  provides for payment of any dividends only when, and to the extent, the underlying award is vested and earned; and

•                  provides for double trigger vesting following a change in control for all awards that are assumed by the surviving company.

The amendments included in the Amended LTIP do not apply to options or awards granted prior to the effective date of the Amended LTIP.  A copy of the Amended LTIP is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The foregoing summary is qualified in its entirety by the complete terms and conditions of the Amended LTIP.

2017 LTIP Award Agreements

On March 3, 2017, the Compensation Committee of the Board also approved various forms of equity award agreements (“Award Agreements”) pursuant to the Amended LTIP.  There are two 2017 Award Agreements, for the following types of grants: (1) performance share units and (2) restricted stock units.  The Award Agreements are substantively similar to the respective Award Agreements previously disclosed for 2016 awards.  The performance share unit agreement and the restricted stock unit agreement were modified to conform to the amendments in the Amended LTIP and the performance share unit was modified to reflect updates to the performance peer group approved by the Compensation Committee. The 2017 Award Agreements are filed as Exhibits 10.2 and 10.3 to this Form 8-K and are incorporated herein by reference.  The foregoing summary is qualified in its entirety by the complete terms and conditions of the Amended LTIP and the 2017 Award Agreements, as appropriate.

Item 9.01                                Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith.

10.1	Cloud Peak Energy Inc. 2009 Long Term Incentive Plan, as amended and restated effective March 3, 2017

10.2	Form of 2017 Performance Share Unit Award Agreement under the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan as amended and restated effective March 3, 2017

10.3	Form of 2017 Restricted Stock Unit Agreement under the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan as amended and restated effective March 3, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: March 6, 2017	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Cloud Peak Energy Inc. 2009 Long Term Incentive Plan, as amended and restated effective March 3, 2017

10.2	Form of 2017 Performance Share Unit Award Agreement under the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan as amended and restated effective March 3, 2017

10.3	Form of 2017 Restricted Stock Unit Agreement under the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan as amended and restated effective March 3, 2017